UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2006

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XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10809	98-0191089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2006, in connection with the election of Herbert Haag as a director of XL Capital Ltd (the “Company”) as described under Item 5.02 below, the Board of Directors (the “Board”) of the Company authorized the grant to Mr. Haag, pursuant to the terms of the Company’s Amended and Restated Directors Stock & Option Plan, of (i) an option to purchase up to 5,000 of the Company’s ordinary shares and (ii) 2,500 options to purchase the Company’s shares, each at an exercise price of $63.08 per ordinary share, which was equal to the last reported sale price of the Company’s ordinary shares on June 8, 2006. The options granted to Mr. Haag have a term of ten years and are fully exercisable as of the date of the grant thereof. Mr. Haag was also granted 1,000 restricted shares which vest on the first anniversary of the grant.

In connection with the election of Mr. Haag as a director, the Company has agreed to pay to Mr. Haag a retainer fee equal to the annual retainer payable to non-employee members of the Board, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 23, 2006 (the “Proxy Statement”), until the Company’s 2007 annual general meeting of shareholders. In addition, Mr. Haag will be entitled to a per meeting fee equal to the per meeting fee payable to non-employee members of the Board, as set forth in the Proxy Statement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 8, 2006, the Board, acting upon the recommendation of its Nominating and Governance Committee, elected Herbert Haag to the Board effective immediately. Mr. Haag has been elected as a Class I Director and as such will be standing for re-election at the Company’s 2008 annual general meeting of shareholders. Mr. Haag has been named to the Finance Committee of the Board. There are no arrangements or understandings between Mr. Haag and any other person pursuant to which Mr. Haag was selected to serve as a director. No information called for by Item 404(a) of Regulation S-K is required to be disclosed herein. The press release issued by the Company on June 8, 2006 announcing the election of Mr. Haag to the Board is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated June 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2006

XL CAPITAL LTD
(Registrant)

By:  /s/ Fiona Luck
       Name:  Fiona Luck
       Title:    Executive Vice President,
                    Global Head of Corporate Services &
                    Assistant Secretary